UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: May 17, 2005

ReGen Biologics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction of incorporation)	(Commission File Number) I	(IRS Employer dentification No.)

509 Commerce Street, East Wing, Franklin Lakes, NJ	07417

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 651-5140

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On May 17, 2005, ReGen Biologics, Inc. (the “Company”) issued a press release announcing that the five year follow-up data from its feasibility study regarding the Company’s patented Collagen Meniscus Implant (CMI) has been published as the lead article in the May 2005 issue of the peer-reviewed journal Arthroscopy. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor should it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements And Exhibits.

99.1           Press Release of ReGen Biologics, Inc. dated May 17, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.

By: Name: Title:	/s/ BRION D. UMIDI Brion D. Umidi Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Dated: May 17, 2005